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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-35317) of Tractor Supply Company of our report dated January 20, 1999 appearing on page 16 of the Annual Report to Stockholders which is incorporated in this Annual Report on Form 10-K.



/s/ PricewaterhouseCoopers LLP
Nashville, Tennessee
March 17, 1999